                                                                                              Exhibit 10

                                               MATERIAL CONTRACTS

      The following  material contracts of Navistar  Financial  Securities  Corporation are incorporated herein by reference:

10.1         Pooling  and  Servicing  Agreement  dated  as of June 8,  1995,  among  Navistar  Financial
             Corporation,  as Servicer,  Navistar Financial Securities Corporation, as Seller, The Chase
             Manhattan Bank  (survivor in the merger between The Chase  Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers  Hanover Trust
             Company),  as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed
             on Registration No. 33-87374.

10.2         Series 1995-1  Supplement to the Pooling and Servicing  Agreement dated as of June 8, 1995,
             among  Navistar  Financial   Corporation,   as  Servicer,   Navistar  Financial  Securities
             Corporation,  as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the
             Series 1995-1 Certificateholders.  Filed on Registration No. 33-87374.

10.3         Purchase  Agreement dated as of June 8, 1995,  between Navistar  Financial  Corporation and
             Navistar Financial Securities  Corporation,  as Purchaser,  with respect to the Dealer Note
             Master Trust.  Filed on Registration No. 33-87374.

10.4         Series  1997-1  Supplement to the Pooling and  Servicing  Agreement  dated as of August 19,
             1997, among Navistar Financial  Corporation,  as Servicer,  Navistar  Financial  Securities
             Corporation,  as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the
             Series 1997-1 Certificateholders.  Filed on Registration No. 333-30737.

10.5     Series  1998-1  Supplement to the Pooling and  Servicing  Agreement  dated as of July 17, 1998,
             among  Navistar  Financial   Corporation,   as  Servicer,   Navistar  Financial  Securities
             Corporation,  as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the
             Series 1998-1 Certificateholders.  Filed on Registration No. 333-30737.

10.6     Certificate  Purchase  Agreement  dated as of January  28,  2000,  between  Navistar  Financial
             Securities Corporation, as seller, Navistar Financial Corporation, as Servicer,  Receivable
             Capital Corporation,  as the Conduit Purchaser, Bank of America,  National Association,  as
             administrative Agent for the Purchasers,  and Bank of America,  National Association,  as a
             Committed  Purchaser  filed  on Form 8-K  dated  February  24,  2000.  Commission  File No.
             333-30737.

10.7     Series  2000-1  Supplement to the Pooling and  Servicing  Agreement  dated as of July 13, 2000,
             among  Navistar  Financial   Corporation,   as  Servicer,   Navistar  Financial  Securities
             Corporation,  as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the
             Series 2000-1 Certificateholders.  Filed on Registration No. 333-32960.